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                                                          EXHIBIT 10.2

                                                     EXECUTION VERSION

                            THIRD AMENDMENT
                            ---------------

     This THIRD AMENDMENT (this "Agreement") is dated as of July 31, 2004 and is entered into by and between DAN RIVER INC., a Georgia corporation, as debtor and debtor in possession (the "Borrower") and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as the Agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Agent").

                               RECITALS:
                               ---------

     WHEREAS, pursuant to that certain Post-Petition Credit Agreement, dated as of April 1, 2004, by and among (among others) the Borrower, the Agent and the lenders from time to time party thereto (collectively, the "Lenders") (as amended by the Amendment thereto, dated May 27, 2004, the Second Amendment thereto, dated July 20, 2004, and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make certain Loans and issue certain Letters of Credit to and for the benefit of the Borrower;

     WHEREAS, the Borrower has requested that the Majority Lenders agree to certain modifications in respect of the Credit Agreement as more particularly described below;

     WHEREAS, the Agent, upon the written consent of the Majority
Lenders, is willing to so modify the Credit Agreement on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, unless otherwise defined herein, capitalized terms used in this Agreement shall have the same definitions as are contained in the Credit Agreement.

     NOW, THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and incorporating the foregoing recitals herein, the parties hereto agree as follows.
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                              ARTICLE I.
                               AGREEMENT

     Subject to the terms and conditions set forth in this Agreement (including, without limitation, Article III) and in reliance upon the representations and warranties of the Borrower set forth herein, the parties hereto hereby agree as follows:

     1.1 Agreement. Notwithstanding anything to the contrary set forth in Section 7.1(k)(ii) of the Credit Agreement, the delivery by the Borrower of the budget for the three week period ending August 21, 2004 as set forth on Annex I hereto (the "July 27 Budget") shall satisfy the Borrower's obligations under Section 7.1(k)(ii); provided that (i) on or before August 21, 2004, the Borrower shall have delivered to the Agent a replacement Budget for the 16-week period commencing July 18, 2004 in form and substance satisfactory to, and subject to the approval of, the Agent and the Majority Lenders in their sole discretion and (ii) notwithstanding anything contained in the July 27 Budget or in the Credit Agreement to the contrary, for the period commencing on the date hereof and ending on August 21, 2004, the aggregate amount of outstanding Revolving Loans shall at no time exceed $75,000,000, it being acknowledged and agreed that the failure by the Borrower to comply with either of the requirements set forth in clauses (i) and (ii) above shall constitute an immediate Event of Default under Section 9.1 of the Credit Agreement. For the avoidance of doubt, for purposes of determining compliance with Section 8.23 of the Credit Agreement for each of the weekly periods ending August 7, 2004, August 14, 2004 and August 21, 2004, all references to the "Budget" in Section 8.23 shall be deemed to be references to the July 27 Budget.

     1.2 Limitation. Nothing in this Agreement, nor in any communication between the Agent and/or any of the other Secured Parties and the Borrower or any other Credit Party or any officer, agent, employee, or representative of the Borrower or any Credit Party, shall be construed as a waiver of or acquiescence to any Default or Event of Default, except as otherwise expressly set forth in this Agreement. The execution and delivery of this Agreement shall not(i) constitute an extension, modification or waiver of any aspect of the Credit Agreement or the other Credit Documents (except as expressly

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provided herein); (ii) extend the terms of the Credit Agreement or any other Credit Document or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Agent or the other Secured Parties to extend, modify or waive any term or condition of the Credit Agreement or any of the other Credit Documents (except as expressly provided herein); or (iv) give rise to any rights of setoff, defenses or counterclaims to the right of the Agent and the other Secured Parties to compel payment and performance of the Obligations or to otherwise enforce any of their respective rights and remedies under the Credit Agreement and the other Credit Documents. The Agent and the other Secured Parties hereby expressly reserve all of their defenses, rights and remedies under the Credit Documents and under applicable law or otherwise with respect to any Default or Event of Default (except as expressly provided herein).

                              ARTICLE II.
                    REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants to the Agent and the other Lenders as of the date hereof as follows:

     2.1 Corporate Power. The Borrower has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Credit Documents (as amended hereby). The execution, delivery and performance by the Borrower of this Agreement, and the performance by the Borrower and by each other Credit Party of each Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Credit Party and no other corporate proceedings on the part of such Credit Party are necessary to consummate such transactions.

     2.2 Authorization and Enforceability. This Agreement has been duly executed and delivered by the Borrower. Each of this Agreement and each Credit Document (as amended hereby) is the legal, valid and binding obligation of each Credit Party party hereto and thereto, enforceable against such Credit Party in accordance with its terms, and is in full force and effect.

     2.3 Defaults. No event has occurred and is continuing that constitutes a Default or Event of Default.
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     2.4  Schedules and other Information. All information contained in any schedule attached to this Agreement or subsequently delivered pursuant to this Agreement is or will be complete and accurate as of the date hereof or thereof.

                             ARTICLE III.
                      CONDITIONS TO EFFECTIVENESS

     This Agreement shall not be effective until each of the following conditions precedent shall have been satisfied.

     3.1 Majority Lender Consent. The Majority Lenders shall have consented in writing to the execution and delivery of this Agreement by the Agent (or the Agent shall have received evidence satisfactory to it that such written consent has been provided).

     3.2 Execution. The Agent, on behalf of the Lenders, shall have executed this Agreement and shall have received counterparts of this Agreement executed by the Borrower. The Agent shall have received acknowledgments in form and substance satisfactory to it executed by each Guarantor with respect to this Agreement.

     3.3 Representations and Warranties. Each of the representations and warranties in Article II above shall be true and correct as of the date of the effectiveness of this Agreement.

     3.4 Payment of Fees and Expenses. The Borrower shall have paid all of the accrued fees and expenses of the Agent and the Lenders
(including, without limitation, the fees and disbursements of counsel for the Agent) for which invoices shall have been submitted.

                              ARTICLE IV.
                            MISCELLANEOUS.

     4.1 Reference to and Effect on Credit Documents. On and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import referring to the Credit Agreement, and each reference in each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of similar
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import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Agreement. Except as otherwise expressly set forth herein, the Credit Agreement and each other Credit Document shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms and are hereby confirmed and ratified. To the extent that any existing provision of the Credit Agreement or any other Credit Document is inconsistent with the specific provisions of this Agreement, the provisions of this Agreement shall control.

     4.2 No Novation. This Agreement shall not be deemed or construed to be a satisfaction, restatement, novation or release of the Credit Agreement or of any of the other Credit Documents or a waiver by the Agent or any Lender of any of the defenses, rights or remedies of the Agent and the Lenders under the Credit Agreement or any of the other Credit Documents or at law or in equity or otherwise.

     4.3 Reaffirmation. The Borrower hereby reaffirms each and every covenant, condition, obligation and provision set forth in the Credit Documents.

     4.4 Additional Action. The parties agree to take such further action to execute and deliver to each other such additional agreements, instruments and documents as may reasonably be required to carry out the purposes and intent of this Agreement.

     4.5 Headings. Section and Article headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     4.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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     4.7  Governing-Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     4.8 Counterparts. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     4.9 Construction: The Borrower acknowledges that it has been represented by its own legal counsel in connection with the negotiation, execution and delivery of this Agreement, that it has exercised independent judgment with respect to this Agreement, and that it has not relied on the Agent or any Lender or on the Agent's or any Lender's counsel for any advice with respect to this Agreement.

                       [signature pages follow]
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                              BORROWER:
                              --------
                              DAN RIVER INC., a Georgia corporation,
                              as debtor and debtor in possession


                              By:  /s/ Barry F. Shea
                                   ---------------------------
                                   Name: Barry F. Shea
                                   Title: Chief Financial Officer

                              AGENT:
                              -----
                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              in its capacity as Agent for and on
                              behalf of the Lenders

                              By:  /s/ Albert Fischetti
                              ---------------------------
                              Name:  Albert Fischetti
                              Title: Director
ACKNOWLEDGED BY:

GUARANTORS:
----------

DAN RIVER INTERNATIONAL LTD.,
a Virginia corporation, as
debtor and debtor in possession

By: /s/ Barry F. Shea
    ---------------------------
    Name: Barry F. Shea
    Title:  Chief Financial Officer

DAN RIVER FACTORY STORES, INC., a
Georgia corporation, as debtor and
debtor in possession

By: /s/ H. L. Goodrich
    -------------------------------
    Name:  H. L. Goodrich
    Title:  Vice President
                      [signature pages continue]

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THE BIBB COMPANY LLC, a Deleware
Limited company, as debtor and
debtor in possession

By: /s/ H. L. Goodrich
    -------------------------------
    Name:  H. L. Goodrich
    Title:  Vice President